UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware	20-5319263
Delaware	20-5654040
Delaware	20-0109621
Mississippi	38-3680199
Mississippi	01-0586282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On December 21, 2007, Tropicana Entertainment, LLC (the “Company”) announced that it, Tropicana Intermediate Holdings, LLC, CP Laughlin Realty, LLC, Columbia Properties Vicksburg, LLC and JMBS Casino LLC entered into a Forbearance Agreement, Consent and Waiver (the “Forbearance Agreement”) with Credit Suisse and the Lenders (as defined in the Forbearance Agreement) effective as of December 12, 2007 pursuant to the terms of which the Company’s senior lenders agreed, among other things, to forbear, for up to one year, from declaring a default under the Company’s Credit Agreement, dated as of January 3, 2007 (as amended by Amendment No. 1, Consent and Waiver, dated as of May 18, 2007), arising out of the recent refusal by the New Jersey Casino Control Commission to renew the Company’s license to operate the Tropicana Casino and Resort in Atlantic City, New Jersey.
     The foregoing summary of the Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Forbearance Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference. A copy of a press release issued by the Company announcing the entry into the Forbearance Agreement and certain other recent developments is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The Forbearance Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in the Forbearance Agreement were made only for purposes of that agreement and as of the specific date set forth therein, were solely for the benefit of the parties to the Forbearance Agreement and may be subject to certain limitations as agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Forbearance Agreement, instead of establishing these matters as facts. In addition, the representations, warranties and covenants contained in the Forbearance Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Forbearance Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Forbearance Agreement, which subsequent developments may or may not be fully reflected in the Company’s public disclosure.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Forbearance Agreement, Consent and Waiver

Exhibit 99.1	Press release, dated December 21, 2007, issued by Tropicana Entertainment

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: December 26, 2007

Tropicana Entertainment, LLC, registrant

By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant

By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant

By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant

By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant

By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

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